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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549




                               FORM 8-K




                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                   Date of Report:  January 5, 1998
                   (Date of earliest event reported)



                      COCA-COLA ENTERPRISES INC.

        (Exact name of Registrant as specified in its charter)




 DELAWARE                        01-9300                  58-0503352
   (State of                (Commission File No.)       (IRS Employer
incorporation)                                     Identification No.)




           2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
     (Address of principal executive offices, including zip code)

                            (770) 989-3000
         (Registrant's telephone number, including area code)







                                                          Page 1 of 21
                                                  Exhibit Index Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
------   ------------------------------------

          On January 5, 1998, The Coca-Cola Bottling Company of the Northeast ("Northeast"), a wholly owned subsidiary of the Company, acquired the balance of the capital stock of The Coca-Cola Bottling Company of New York, Inc. ("KONY"). The acquisition occurred in four separate transactions with the other stockholders: The Prudential Insurance Company of America, Aetna Life Insurance Company, The Northwestern Mutual Life Insurance Company, and Smith Barney Inc., IRA Rollover Custodian for William H. Cosby, Jr. The aggregate price for the stock, approximately $141.7 million, was established in negotiations between the Company and each stockholder. The funds for the acquisition initially came from the proceeds of commercial paper and were then refinanced by a portion of the proceeds of the Company's issuance on January 9, 1998 of its 6.75% Debentures Due 2038.

          The effect of the acquisition of the stock was to make
KONY a "significant subsidiary" of the Company, thus requiring this current report on Form 8-K.

          The acquisition of the minority interests in KONY followed Northeast's acquisition of the majority of the KONY stock on August 7, 1997 and October 1, 1997. The KONY acquisition took place in conjunction with the acquisition by another of the Company's wholly owned subsidiaries, Enterprises KOC Acquisition Company Ltd., of Coca-Cola Beverages Ltd. ("CC Beverages"), the bottler for substantially all of Canada. The Company's acquisition of CC Beverages was completed September 5, 1997.

          The prior acquisitions of KONY stock and CC Beverages stock were reported in the Company's current report on Form 8-K dated August 7, 1997, filed with the Commission on November 6, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements of Businesses Acquired:

          Item 7(a) of the Company's current report on Form 8-K dated August 7, 1997, filed with the Commission on November 6, 1997, is incorporated here by reference.

     (b)  Pro Forma Financial Information:

          Item 7(b) of the Company's current report on Form 8-K dated August 7, 1997, filed with the Commission on November 6, 1997, is incorporated here by reference.








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     (c)  Exhibits:

     Exhibit 2.1 Stock Purchase Agreement dated as of December 19,
                 1997 between The Prudential Insurance Company of
                 America and The Coca-Cola Bottling Company of the
                 Northeast.

     Exhibit 2.2 Stock Purchase Agreement dated as of December 12,
                 1997 between Aetna Life Insurance Company and The Coca-Cola Bottling Company of the Northeast.

     Exhibit 2.3 Stock Purchase Agreement dated as of December 18,
                 1997 between The Northwestern Mutual Life Insurance Company and The Coca-Cola Bottling Company of the Northeast.

     Exhibit 2.4 Stock Purchase Agreement dated as of December 31,
                 1997 between Smith Barney Inc., IRA Rollover
                 Custodian for William H. Cosby, Jr. and The Coca-Cola Bottling Company of the Northeast.





































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                         /S/ JOHN R. ALM
Date: January 20, 1998               By:_____________________________
                                        John R. Alm
                                        Executive Vice President
                                          and Chief Financial Officer




































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                             EXHIBIT INDEX

Exhibit
No.                      Description                   Page No.
---- -----------------------------------------------   ----------

2.1       Stock Purchase Agreement dated as of           6
          December 19, 1997 between The Prudential
          Insurance Company of America and The
          Coca-Cola Bottling Company of the
          Northeast.*

2.2       Stock Purchase Agreement dated as of           10
          December 12, 1997 between Aetna Life
          Insurance Company and The Coca-Cola
          Bottling Company of the Northeast.*

2.3       Stock Purchase Agreement dated as of           14
          December 18, 1997 between The
          Northwestern Mutual Life Insurance
          Company and The Coca-Cola Bottling
          Company of the Northeast.*

2.4       Stock Purchase Agreement dated as of           18
          December 31, 1997 between Smith Barney
          Inc., IRA Rollover Custodian for
          William H. Cosby, Jr. and The Coca-Cola
          Bottling Company of the Northeast.*

          *A list of all schedules and exhibits to the Agreement is included in the Agreement. None of such schedules or exhibits is filed with this report, but a copy of any omitted schedule or exhibit will be furnished supplementally to the Commission upon its request



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